Exhibit 99.1

Controlling Inflammation and Autoimmunity March 2012 Pharmaceutical, Inc. (OTC:OMBP) 1
Forward-Looking Statements Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. The forward-looking statements in this presentation are based on information available to us as of the date any such statements are made and we assume no obligation to update these forward-looking statements. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include the risks described from time to time in our reports filed with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at www.sec.gov. We refer you to the "Forward- Looking Statements" and "Risk Factors" sections of these filings. 2
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Alpha-1-Antitrypsin (AAT) Prescribed for emphysema in AAT deficient patients - $500M market (Grifols, Baxter, CSL Behring, Kamada) Administered once a week by infusion One of best safety records of any biological FDA approved - and marketed for > 20 years 4 The body's natural anti-inflammatory circulating protein
New Indications for AAT Therapy: A Broad Spectrum of Inflammatory and Immunological Diseases Type 1 Diabetes Lewis et al., PNAS 2005 Strom et al., PNAS 2005 Ma et al., Diabetologia 2010 Graft Versus Host Disease (Bone-marrow Transplantation) Marcondes et al., Blood 2011 Tarawa et al., PNAS 2011 Acute Myocardial Infarction Toldo et al., J Mol Cell Cardiol 2011 Inflammatory Bowel Disease 5
Alpha-1-Antitrypsin (AAT) (for treatment of multiple new indications) The Problem - Limited Supply and High Cost AAT is derived by purification from human blood (plasma) The Solution - Make a Synthetic Protein Multiple companies are working on creating synthetic AAT using recombinant technology 6
N full-length human AAT hinge Omni Solution: Synthetically Produced Human Fc-AAT AAT AAT Fc Fc Fusion Protein -S-S- -S-S- Fc fragment of immunoglobulin 7
AAT Immunoglobulin G Fc -S-S- -S-S- -S-S- -S-S- Fc Components for Making Synthetic Fc-AAT 8
Fc -S-S- -S-S- Fc 100 to 1000 times more potent than plasma-derived AAT One-step Purification Novel Molecule - Patent Application Filed Fusion Protein - Fc-AAT 9
pCAG.neo/huIgG1aFc AAT Gene Affinity Purification Fc-AAT Cell Culture one-step purification Production and Purification of Fc-AAT 10
Comparison of Plasma-Derived AAT with Fc-AAT on Endotoxin-Induced IL-1beta (human adherent blood monocytes) endotoxin 500 250 125 5 2.5 1.25 0.65 0 100 200 300 400 500 Plasma-derived AAT (µg/mL) Synthetic Fc-AAT (µg/mL) 350-fold difference 100-fold difference Interleukin-1^ (pg/mL) 11
Plasma-Derived AAT Reduces Acute Myocardial Infarct Size Myocardial Infarct Size Myocardial Infarct Size Plasma-derived AAT at 2 mg/mouse/day x 7 days Toldo et al., J Mol Cell Cardiol, 51:244, 2011 12 P=0.001
Fc-AAT Reduces Acute Myocardial Infarct Size (at 40X lower dose given once) (at 40X lower dose given once) (at 40X lower dose given once) P=0.006 13 Fc-AAT at 50 µg/mouse - single dose
Enhanced ease and speed of purification Reduced inactivation of AAT Less oxidation No polymerization Prolonged plasma and tissue half-life Targeting of AAT to myeloid cells (which have an Fc receptor) Possible Mechanisms of Enhanced Potency of Fc-AAT 14
Plan for Clinical Development of Synthetic Fc-AAT Scale-up Synthesis Demonstration Batch cGMP Drug Product Preclinical Safety/Tox IND Human Safety Type 1 Diabetes Graft vs. Host Disease (GVHD) Myocardial Infarction Purity Efficacy Safety 100 grams Stability Characterize Impurities 1 Kilo Timetable 2012 2013 Clinical Trials 2014 15
Fc-AAT Naturally occurring circulating protein Bound to Fc Produced in CHO cells Affinity Purification Enbrel Naturally occurring circulating protein Bound to Fc Produced in CHO cells Affinity Purification Enbrel is a Successful Model for the Clinical Development of Fc-AAT 16
Type 1 Diabetes Market Opportunity Annually, more than 15,000 children and 15,000 adults are diagnosed with Type 1 diabetes.* The rate of Type 1 diabetes incidence among children under the age of 14 is estimated to increase by 3% annually worldwide.* *Source: Juvenile Diabetes Research Foundation (JDRF) 17
GVHD Market Opportunity 2010 - GVHD global market estimated at $261 million with estimated CAGR of 11.3%* 2018 - GVHD global market estimated at $615 million based on estimated CAGR* *Source: GlobalData - "Graft Versus Host Disease (GVHD) Therapeutics - Pipeline Assessment and Market Forecasts to 2018" 18
Acute Myocardial Infarction Market Opportunity Heart disease is the leading cause of death for both men and women In 2010 - estimated cost of heart disease in the US is $316 billion * Source: Center for Disease Control and Prevention 19
Inflammatory Bowel Disease Market Opportunity Prevalence rate estimated at 396/100,000 persons in US* Estimated that up to 1.4 million persons in US* Overall healthcare costs of more than $1.7 billion in US* *Source: Center for Disease Control and Prevention 20
Stock Symbol OMBP.OB Closing Stock Price (March 8, 2012) $1.70 52-Week Range $1.00 - $5.50 Shares Outstanding 32.0 million Fully Diluted Shares 46.4 million Estimated Public Float Shares 18.0 million Market Capitalization (March 8, 2012) $54.4 million Fiscal Year-End March 31 Omni Bio - Corporate Information 21
Our Team Chief Executive Officer - James D. Crapo, MD - CEO and Director since February 2011; SAB Member since 2009 - Professor of Medicine-National Jewish Hospital (1996-Present) - Chief, Division of Allergy, Critical Care and Respiratory Medicine-Duke University (1979-1996) - Chairman, Dept of Medicine, National Jewish Health (1996-2004) - Prior Experience as CEO of Aeolus (AOLS) and Chairman of Lifevantage (LFVN) - MD, University of Rochester Chief Scientific Officer - Charles A. Dinarello, MD - Professor of Medicine-University of Colorado Denver - Member of the National Academy of Sciences - World's fourth most-cited scientist for 20 years (1982-2003) - Numerous international awards : - 2008 Sheik Hamdan Prize (United Arab Emirates) - 2009 Crafoord Prize (Royal Swedish Academy of Sciences) - 2009 Albany Medical School Prize (largest prize in medicine in USA) - 2010 Paul Ehrlich Prize (Germany) and Novartis Prize in Immunology - MD, Yale University 22
Our Team Chief Financial Officer - Robert C. Ogden, CPA - 20 plus years in senior financial management positions - Significant experience as CFO of NASDAQ and microcap companies - Led two NASDAQ companies to successful strategic buy-outs - Former audit manager with PriceWaterhouseCoopers - BS Commerce, University of Virginia Chairman of Scientific Advisory Board - Michael D. Iseman, MD - Professor of Infectious Diseases - National Jewish Health - Considered one of top experts in the world on tuberculosis 23
CEO: James D. Crapo CFO: Robert C. Ogden Fc-AAT - 2003 and 2011 Patent Applications License pending from University of Colorado Method of Use Patents - 2000-2011 OmniBio Founding Scientist, Omni Bio Chief Scientific Officer, Omni Bio Chair, SAC , Omni Bio University of Michigan Ben Gurion University YdbY Biotech Virginia Commonwealth University Fred Hutchinson Cancer Center Alpha-1-Antitrypsin Program Leland Shapiro, M.D. Charles A. Dinarello, M.D. Michael Iseman, M.D. Pavan Reddy, M.D. Eli Lewis, Ph.D. Soohyun Kim, Ph.D. Antonio Abbate, MD Joachim Deeg, MD 24 Scientists:
Thank you for your interest Thank you for your interest! omnibiopharma.com (720) 488-4708 (Corporate & Investor Inquiries) 25